UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013
____________________

ROI ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 825-0400

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD.

On May 2, 2013, ROI Acquisition Corp. (the “Company”), announced that it intends to enter into an Amendment (the “Amendment”) to the Business Combination Agreement and Plan of Merger (the “Merger Agreement”, and the transactions contemplated thereby, the “Business Combination”), dated as of January 31, 2013, by and among the Company, ROI Merger Sub Corp., ROI Merger Sub LLC and EveryWare Global, Inc. (“EveryWare”).

The Amendment will provide for certain changes to the closing conditions contemplated by the Merger Agreement. In particular, the Amendment will provide for (i) the removal of a condition that the shares of common stock to be issued by the Company in the Initial Merger shall have been approved for listing on the NASDAQ Capital Market and (ii) the addition of a condition to closing that the holders of at least 65% of the outstanding public warrants approve an amendment (in addition to the amendments proposed in the Company’s definitive proxy statement dated April 29, 2013) to the Company’s Warrant Agreement to (a) reduce by 50% the number of shares of the Company’s common stock for which warrants are exercisable (from one share to one-half share), with the warrant price being reduced to $6.00 per half share, and (b) agree to amend the Company’s registration obligations in exchange for the ability to exercise the warrants on a cashless basis at the election of the post-merger company under certain circumstances. If this amendment is approved, each warrantholder will receive $0.50 per warrant upon closing.

Additional Information About the Business Combination and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the Business Combination and mailed a definitive proxy statement and other relevant documents to its stockholders and public warrantholders.  The Company intends to amend the proxy statement to reflect the Amendment and mail the amended proxy statement to its stockholders and public warrantholders. The Company’s stockholders, public warrantholders and other interested persons are advised to read the amended proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ and public warrantholders’ meetings to be held to, among other things, approve the Business Combination because the proxy statement will contain important information about the Company, EveryWare and the Business Combination. The definitive proxy statement was mailed and the amended proxy statement will be mailed to stockholders and public warrantholders of record of the Company as of April 15, 2013. Stockholders and public warrantholders will also be able to obtain copies of the amended proxy statement, when available, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: ROI Acquisition Corp., 601 Lexington Avenue, 51st Floor, New York, New York 10022, Attn.: Joseph A. De Perio, President.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders and public warrantholders with respect to the Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s proxy statement filed with the SEC on April 29, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1*	Press Release, dated May 2, 2013.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROI Acquisition Corp.

Dated: May 2, 2013	By:	/s/ Thomas J. Baldwin
Name: Thomas J. Baldwin Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release, dated May 2, 2013.

* Filed herewith.